UBS Puerto Rico Family of Funds

June 1, 2026

Supplement to the Prospectus and the Statement of Additional Information (“SAI”), each dated April 30, 2026.

Includes:

•	U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Dear Investor,

The purpose of this supplement is to update certain information for U.S. Monthly Income Fund for Puerto Rico Residents, Inc. (the “Fund”).

Effective May 11, 2026, the Fund has entered into a Master Custodian Agreement with State Street Bank and Trust Company (“State Street”) pursuant to which State Street will provide certain custodial services relating to securities and other assets of the Fund; the Fund has entered into an Administration Agreement with State Street pursuant to which State Street will provide certain administrative services to the Fund; and the Fund has entered into an Ancillary Administration Services Agreement with UBS Trust Company of Puerto Rico (“UBS TCPR”) pursuant to which UBS TCPR will provide ancillary administration services to the Fund in support of State Street as Administrator to the Fund.

All references in the Prospectus and SAI to prior custody, sub-custody, fund administration and sub-fund administration agreements or arrangements are superseded to the extent inconsistent with this supplement.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

© UBS 2026. All rights reserved.

UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico